EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Virgin River Casino Corporation, a Nevada corporation, RBG, LLC, a Nevada limited-liability company, and B & B B, Inc., a Nevada corporation (collectively, the “Company”) for the three months ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Curt Mayer, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Curt Mayer
Curt Mayer, Chief Financial Officer May 12, 2006

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and are not being filed as part of the Report or as a separate disclosure document.